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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 20, 1997
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                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)



        Delaware                    0-20803                     74-2644120
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    (State or other               (Commission                (I.R.S. Employer
     jurisdiction                 File Number)              Identification No.)
   of incorporation)


             5000 Plaza on the Lake, Suite 200, Austin, Texas 78746
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              (Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code (512) 328-1112
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                                 Not applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS.

        On August 20, 1997, IXC Communications, Inc. (the "Company") issued $300 million of 12 1/2% Junior Exchangeable Preferred Stock due 2009 ("Exchangeable Preferred Stock") pursuant to terms of a purchase agreement by and among the Company and the initial purchasers named therein (the "Purchase Agreement"). The net proceeds to the Company are estimated to be $288 million (after deducting the estimated fees and expenses of the offering). The Company intends to use substantially all of the net proceeds from the offering to fund capital expenditures, including a portion of its network expansion, and to use the balance for general corporate purposes.

        The following discussion is a summary of certain provisions of: (1) the Certificate of Designation with respect to the Exchangeable Preferred Stock (the "Certificate of Designation"); (2) the Exchange Indenture between the Company and The Bank of New York, as trustee (the "Exchange Indenture"); (3) a registration rights agreement with respect to the Exchangeable Preferred Stock (the "Registration Rights Agreement"); and (4) the Purchase Agreement, and does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of such documents. Copies of the Purchase Agreement, Exchange Indenture, and the Registration Rights Agreement are attached hereto as Exhibits 4.1 through 4.3 and incorporated herein by reference. A copy of the Certificate of Designation is incorporated herein by reference to Exhibit 4.18 of the Company's Amendment No. 1 to the Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the "Commission") on August 27, 1997.

THE EXCHANGEABLE PREFERRED STOCK

        The Exchangeable Preferred Stock will be subject to the following terms:

Dividends

        Dividends on the Exchangeable Preferred Stock accrue at a rate of 12 1/2% per annum of the liquidation preference ("Liquidation Preference") thereof and are payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year (each a "Dividend Payment Date") commencing November 15, 1997. Dividends are payable in cash, except that on each Dividend Payment Date occurring on or prior to February 15, 2001, dividends may be paid, at the Company's option, by the issuance of additional shares of Exchangeable Preferred Stock (including fractional shares) having an aggregate Liquidation Preference equal to the amount of such dividends.

Liquidation Preference

        The Liquidation Preference of the Exchangeable Preferred Stock is $1,000 per share.

Ranking

        The Exchangeable Preferred Stock ranks: (i) senior to all existing and future classes of common stock and to each other class of capital stock or series of preferred stock established hereafter by the Board of Directors, the terms of which do not expressly provide that it ranks senior to, or on a parity with, the Exchangeable Preferred Stock (collectively, the "Junior Stock"); (ii) subject to certain conditions, on a parity with the Company's 7 1/4% Junior Convertible Preferred Stock due 2009 and each other class of capital stock or series of preferred stock established hereafter by the Board of Directors, the terms of which expressly provide that such class or series will rank on a parity with the Exchangeable Preferred Stock; and (iii) junior to the Company's 10% Junior Series 3 Preferred Stock and each class of capital stock or series of preferred stock established hereafter by the Board of Directors, the terms of which expressly provide that such class or series will rank senior to the Exchangeable Preferred Stock as to dividend rights upon liquidation, winding-up and dissolution of the Company (the "Senior Stock").


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Optional Redemption

        The Exchangeable Preferred Stock is not redeemable prior to August 15, 2002, except that, on or prior to August 15, 2000, the Company may redeem, at its option, up to 35% of the outstanding Exchangeable Preferred Stock with the net proceeds of one or more public equity offerings if at least $195 million aggregate Liquidation Preference of the Exchangeable Preferred Stock remains outstanding after each such redemption. On or after August 15, 2002, the Exchangeable Preferred Stock is redeemable at the option of the Company, in whole or in part at the redemption prices set forth in the Certificate of Designation plus accumulated and unpaid dividends, if any, to the date of redemption.

Mandatory Redemption

        The Exchangeable Preferred Stock is subject to mandatory redemption at its Liquidation Preference, plus accumulated and unpaid dividends, if any, on August 15, 2009, out of any funds legally available therefor.

Change of Control

        In the event of a change of control of the Company (a "Change of Control") as defined in the Certificate of Designation with respect to the Exchangeable Preferred Stock, if the Company elects, the Company shall offer to purchase shares of Exchangeable Preferred Stock, in whole or in part, at a purchase price equal to 101% of the aggregate Liquidation Preference thereof, plus accumulated and unpaid dividends, if any, to the date of purchase.

        In the event the Company does not elect to make the offer referred to above, then holders of a majority of the Exchangeable Preferred Stock (and, in certain circumstances, the Company) will designate an independent financial advisor to determine the appropriate dividend rate that the Exchangeable Preferred Stock should bear so that, after such reset, the Exchangeable Preferred Stock would have a market value of 101% of the Liquidation Preference. After determination of the reset rate, the Exchangeable Preferred Stock shall accrue and accumulate dividends at the reset rate as of the date of occurrence of the Change of Control; provided, however, that the reset rate shall in no event be less than 12 1/2% per annum (the initial dividend rate on the Exchangeable Preferred Stock) or greater than 15% per annum.

Voting Rights

        Holders of the Exchangeable Preferred Stock have limited voting rights, including (i) those required by law and (ii) that holders of the outstanding shares of Exchangeable Preferred Stock, voting together as a class with the holders of any other series of preferred stock upon which like rights have been conferred and are exercisable, (a) upon the failure of the Company
(1) to pay dividends for six or more Dividend Periods (as defined in the Certificate of Designation), whether or not consecutive, (2) to satisfy any mandatory redemption obligation with



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respect to the Exchangeable Preferred Stock, (3) to comply with the covenants set forth in the Certificate of Designation or (4) to comply with certain covenants or make certain payments on certain Indebtedness (as defined in the Certificate of Designation), will be entitled to elect two members to the Board of Directors of the Company; and (b) have the right to approve each issuance by the Company of any Senior Stock, except that without the consent of the holders of Exchangeable Preferred Stock, the Company may create additional classes of stock, increase the authorized number of shares of preferred stock or issue series of a stock that ranks junior to or on parity with the Exchangeable Preferred Stock.

Covenants

        The Certificate of Designation for the Exchangeable Preferred Stock limits: (i) the incurrence of additional debt by the Company and certain of its subsidiaries; (ii) the payment of dividends on Junior Stock of the Company and the purchase, redemption or retirement of Junior Stock; (iii) investments; (iv) certain transactions with affiliates; and (v) certain consolidations, mergers and transfers of assets. The Certificate of Designation also prohibits certain restrictions on distributions from certain subsidiaries. All of these limitations and prohibitions, however, are subject to a number of important qualifications.

Exchange Feature

        On any scheduled dividend payment date, the Company may, at its option, exchange all but not less than all, of the shares of Exchangeable Preferred Stock then outstanding for 12 1/2% Subordinated Exchange Debentures Due 2009 (the "Exchange Debentures") in a principal amount equal to the Liquidation Preference of the shares of Exchangeable Preferred Stock held by such holder at the time of such exchange.

THE EXCHANGE DEBENTURES

        The Exchange Debentures will be subject to the following terms:

Maturity

        The Exchange Debentures will mature on August 15, 2009.

Interest

        The Exchange Debentures will bear interest at the rate of 12 1/2% per annum, payable semiannually on February 15 and August 15, commencing with the first of such dates to occur after the date of exchange for Exchangeable Preferred Stock. On or prior to February 15, 2001, interest may, at the option of the Company, be paid by issuing additional Exchange Debentures with a principal amount equal to such interest. After February 15, 2001, interest on the Exchange Debentures may be paid only in cash.




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Ranking

        The Exchange Debentures will be general unsecured obligations of the Company, subordinated in right of payment to all existing and future senior indebtedness (including the Company's 12 1/2% Senior Notes due 2005) of the Company and to all indebtedness and other liabilities (including trade payables) of the Company's subsidiaries.

Optional Redemption

        The Exchange Debentures will not be redeemable prior to August 15, 2002, except that, until August 15, 2000, the Company may redeem, at its option, up to an aggregate of 35% of the aggregate principal amount of the Exchange Debentures at the redemption price set forth in the Exchange Indenture with the net proceeds of one or more public equity offerings if at least $195 million of the principal amount of the Exchange Debentures remains outstanding after each such redemption. On or after August 15, 2002, the Exchange Debentures are redeemable at the option of the Company, in whole or in part, at the redemption prices set forth in the Exchange Indenture plus accrued and unpaid interest, if any, to the date of redemption.

Change of Control

        In the event of a Change of Control, holders of the Exchange Debentures will have the right to require the Company to purchase their Exchange Debentures, in whole or in part, at a price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase.

Restrictive Covenants

        The Exchange Indenture under which the Exchange Debentures will be issued will limit: (i) the incurrence of additional debt by the Company and certain of its subsidiaries; (ii) the payment of dividends on capital stock of the Company and the purchase, redemption or retirement of capital stock or indebtedness which ranks junior to the Exchange Debentures, (iii) investments,
(iv) certain transactions with affiliates; (v) sales of assets, including capital stock of subsidiaries; and (vi) certain consolidations, mergers and transfers of assets. The Exchange Indenture will also prohibit certain restrictions on distributions from certain subsidiaries. All of these limitations and prohibitions, however, are subject to a number of important qualifications.

EXCHANGE OFFER; REGISTRATION RIGHTS

        The Company has agreed pursuant to the Registration Rights Agreement (i) to file a registration statement (the "Exchange Offer Registration
Statement") with respect to an offer to exchange (the "Exchange Offer") (x) the Exchangeable Preferred Stock for a new issue of


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preferred stock of the Company registered under the Securities Act of 1933, as amended (the "Securities Act"), with terms substantially identical to those of the Exchangeable Preferred Stock or (y) if the Exchangeable Preferred Stock has previously been converted into Exchange Debentures, the Exchange Debentures for a new issue of debentures of the Company registered under the Securities Act, with terms substantially identical to those of the Exchange Debentures, within 45 days after the initial issue of the Exchangeable Preferred Stock, and (ii) to use its best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act within 120 days after the initial issue of the Exchangeable Preferred Stock. In the event that applicable law or interpretations of the staff of the Securities and Exchange Commission ("the Commission") do not permit the Company to effect the Exchange Offer, or if certain holders of the Exchangeable Preferred Stock or Exchange Debentures, as the case may be, are not permitted to participate in the Exchange Offer, the Company will use its best efforts to cause to become effective a shelf registration statement (the "Shelf Registration Statement") with respect to the resale of the Exchangeable Preferred Stock or Exchange Debentures, as the case may be, and to keep such Shelf Registration Statement effective until all the Exchangeable Preferred Stock or Exchange Debentures, as the case may be, has been sold thereunder or the date on which all the Exchangeable Preferred Stock or Exchange Debentures, as the case may be, held by persons that are not affiliates of the Company may be resold without registration pursuant to Rule 144(k) under the Securities Act. The dividend rate on the Exchangeable Preferred Stock or the interest rate on the Exchange Debentures, as the case may be, is subject to increase under certain circumstances if the Company is not in compliance with its obligations under the Registration Rights Agreement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     EXHIBITS

        4.1 Purchase Agreement dated as of August 14, 1997 by and among IXC Communications, Inc. and the initial purchasers named in Schedule A thereto.

        4.2     Indenture dated as of August 15, 1997 between IXC
                Communications, Inc. and the Bank of New York.


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4.3     Registration Rights Agreement dated as of August 14, 1997 by and among
        IXC Communications, Inc. and the purchasers named therein.

4.4 Certificate of Designation of Powers, Preferences and Relative, Participating, Optional or Other Special Rights of 12 1/2% Junior Exchangeable Preferred Stock Due 2009 and 12 1/2% Series B Junior Exchangeable Preferred Stock Due 2009 and Qualifications, Limitations and Restrictions Thereof (incorporated by reference to Exhibit 4.18 of IXC Communications, Inc.'s Amendment No. 1 to the Registration Statement on Form S-3 filed with the Commission on August 27, 1997) (File No. 333-33421).









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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: August 27, 1997

                                IXC Communications, Inc.


                                By:   /s/ JAMES F. GUTHRIE
                                      ------------------------------
                                      James F. Guthrie
                                      Executive Vice President and
                                      Chief Financial Officer




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                                 EXHIBIT INDEX

Exhibit
Number   Description
-------  -----------

4.1 Purchase Agreement dated as of August 14, 1997 by and among IXC Communications, Inc. and the initial purchasers named in Schedule A thereto.

4.2 Indenture dated as of August 15, 1997 between IXC Communications, Inc. and the Bank of New York.

4.3 Registration Rights Agreement dated as of August 4, 1997 by and among IXC Communications, Inc. and the purchasers named therein.

4.4 Certificate of Designation of Powers, Preferences and Relative, Participating, Optional or Other Special Rights of 12 1/2% Junior Exchangeable Preferred Stock Due 2009 and 12 1/2% Series B Junior Exchangeable Preferred Stock Due 2009 and Qualifications, Limitations and Restrictions Thereof (incorporated by reference to Exhibit 4.18 of the Form S-3).










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